UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 8, 2005

                               AirGate PCS, Inc.
          ------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                   333-123755                20-2156350
----------------------------  ---------------------------   -------------------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)


                    5225 S. Loop 289, Lubbock, Texas,      79424
      --------------------------------------------------------------------
              (Address of Principal Executive Offices)   (Zip Code)


       Registrant's Telephone Number, Including Area Code: (806) 722-1100


                                 Not Applicable
        ---------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On August 8, 2005, AirGate PCS, Inc., a Delaware corporation ("AirGate"), filed a complaint against Sprint Corporation ("Sprint"), certain of its affiliates and Nextel Communications, Inc. ("Nextel") in the Delaware Court of Chancery alleging, among other things, that following the completion of the pending merger between Sprint and Nextel, Sprint will breach the exclusivity covenants contained in the agreements governing its relationship with AirGate and that Nextel unlawfully interfered with AirGate's exclusive rights under such agreements. A copy of a press release issued by Alamosa Holdings, Inc., AirGate's parent corporation, announcing the filing of the lawsuit by AirGate is attached as Exhibit 99.1 hereto and is incorporated by reference herein. A copy of the complaint is attached as Exhibit 99.2 hereto and is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

         (c) Exhibits.


Exhibit
Number                Description
-------               -----------

Exhibit 99.1 Press Release issued by Alamosa Holdings, Inc. on August 8, 2005 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Alamosa Holdings, Inc. on August 8, 2005)

Exhibit 99.2 Complaint filed by AirGate PCS, Inc. in the Delaware Court of Chancery on August 8, 2005 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Alamosa Holdings, Inc. on August 8, 2005)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 8, 2005



                                  AIRGATE PCS, INC.


                                  By: /s/ Kendall W. Cowan
                                     ----------------------------------------
                                      Kendall W. Cowan
                                      Vice President, Treasurer and Secretary

                                 EXHIBIT INDEX

Exhibit
Number                Description
-------               -----------

Exhibit 99.1 Press Release issued by Alamosa Holdings, Inc. on August 8, 2005 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by Alamosa Holdings, Inc. on August 8, 2005)

Exhibit 99.2 Complaint filed by AirGate PCS, Inc. in the Delaware Court of Chancery on August 8, 2005 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by Alamosa Holdings, Inc. on August 8, 2005)